UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2012

Simon Property Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14469	04-6268599
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 W. Washington Street
Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 636-1600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Amendment and Restatement of 1998 Stock Incentive Plan

At the 2012 Annual Meeting of Stockholders of Simon Property Group, Inc. (the “Company”) held on May 17, 2012, the Company’s stockholders approved the Simon Property Group, L.P. Amended and Restated 1998 Stock Incentive Plan (the “1998 Plan”).  The amendment and restatement: (1) extended the term of the 1998 Plan to December 31, 2018; (2) increased the total number of shares of the Company’s common stock available for awards under the 1998 Plan by 6,000,000 from 11,300,000 to 17,300,000; (3) changed the provisions relating to automatic grants of restricted stock to eligible directors; and (4) made a number of non-substantive changes.

The foregoing description of the 1998 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 1998 Plan which is filed as Exhibit 10.1 hereto, is incorporated herein by reference and constitutes a part of this report.

ITEM 5.07  Submission of Matters to a Vote of Security Holders

At the 2012 Annual Meeting of Stockholders held on May 17, 2012, the Company’s stockholders voted on the following business items which were set forth in the notice for the meeting:

Proposal 1 — Election of Directors: a proposal to elect ten (10) directors each for a one-year term ending at the 2013 annual meeting of stockholders, including three (3) persons elected as directors by the voting trustees who vote the Class B common stock;

Proposal 2 — Annual Advisory Vote on Executive Compensation: a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement;

Proposal 3 — Ratification of Independent Registered Public Accounting Firm: a proposal to ratifiy the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012; and

Proposal 4 — Approval of the 1998 Plan: a proposal to approve the 1998 Plan, as amended and restated.

The vote tabulation for each proposal is as follows:

Proposal 1 — Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Melvyn E. Bergstein	219,714,642	43,080,783	47,264	9,506,079
Larry C. Glasscock	262,128,408	665,064	49,217	9,506,079
Karen N. Horn	238,893,395	23,785,204	164,090	9,506,079
Allan Hubbard	221,009,062	41,790,164	43,463	9,506,079
Reuben S. Leibowitz	220,800,182	41,998,419	44,088	9,506,079
Daniel C. Smith	237,869,220	24,930,330	43,139	9,506,079
J. Albert Smith, Jr.	261,232,350	1,567,080	43,259	9,506,079

The voting trustees who vote the Company’s Class B common stock voted all 8,000 outstanding Class B shares for the election of the following three (3) persons as directors:

Herbert Simon

David Simon

Richard S. Sokolov

Proposal 2 — Annual Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
67,680,296	186,114,191	9,048,202	9,506,079

Proposal 3 — Ratification of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
270,050,082	2,248,755	49,931	0

Proposal 4 — Approval of the 1998 Plan

For	Against	Abstain	Broker Non-Votes
156,671,436	106,059,748	111,505	9,506,079

ITEM 9.01  Financial Statements and Exhibits

(d)           Exhibits:

10.1         Simon Property Group, L.P. Amended and Restated 1998 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2012

SIMON PROPERTY GROUP, INC.

	By:	/s/ James M. Barkley
James M. Barkley,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Simon Property Group, L.P. Amended and Restated 1998 Stock Incentive Plan